                                                                   EXHIBIT 10.38

                                 SEQUENOM INC.

                             EMPLOYMENT AGREEMENT

          This Agreement is entered into between Sequenom, Inc. a Delaware corporation (the "Company") and [NAME] (the "Employee"). In consideration of, and as a condition of Employee's employment by Company, and of the compensation to be paid to Employee by Company, and in recognition of the fact that Employee will have access to the Company's confidential, proprietary, and trade secret information, Company and Employee agree as follows:

          1. Employment Status. The Company hereby employs Employee, and Employee hereby accepts employment, as [TITLE], effective [DATE] (the "Effective Date"), on the terms and conditions set forth in this Agreement. Employee will perform for the Company such duties as may be designated by the Company from time to time. Employee agrees that Employee's employment with the Company is on an at will basis, is for no specified term and may be terminated by the Company at any time, with or without cause, in accordance with section 13 of this agreement. Similarly, Employee may terminate employment with the Company at any time, with or without cause upon written notice as provided in section 13(e) of this agreement. Employee understands and agrees that the at will nature of Employee's employment relationship with Company cannot be changed or modified, except by a written agreement signed by the Chief Executive Officer of Company. The termination of employment shall not release the Employee from the obligations respecting the subject matter of any invention, trade secrets, and other confidential or proprietary business information as set forth in this Agreement and/or as established by applicable laws or Company policies. If the Company terminates Employee's employment, without cause, in accordance with
Section 14 of this Agreement, the Company will pay Employee severance in the form of continuation of Employee's base salary and health insurance for a maximum of six months from the termination date. Company shall have the right to condition the payment of any severance upon the delivery by Employee to the Company of a legal release (in form and substance satisfactory to the Company) of any and all claims (known or unknown) Employee may have against the Company and its directors, officers, subsidiaries, affiliates, employees, stockholders, successors, assigns, agents and representatives arising out of or related to Company's hiring of Employee, Employee's employment by Company, and the termination of such employment.

          2. Duties of Employee. Employee shall report to the [TITLE] of the Company and shall have overall responsibility for [DEPARTMENT RESPONSIBILITIES], which includes areas such as [SPECIFIC RESPONSIBILITIES]. Employee shall perform such other duties and have such other responsibilities as may be assigned to Employee from time to time by the [SUPERIOR] of the Company. As long as Employee is employed by the Company, Employee shall devote full time and efforts to the Company and shall not, without the Company's prior expressed written consent, engage directly or indirectly in any employment, consulting or business activity other than for the Company.

          3.   Compensation and Benefits.

          (a) Employee's compensation as [TITLE] shall have the following components: (i) base salary at the rate of [AMOUNT 1] per year payable in accordance with the Company's standard payroll policy, and (ii) a bonus of [AMOUNT 2] payable upon execution of this Employment Agreement,

          (b) During each full year that Employee is employed by Company under this Agreement, Company shall provide Employee a bonus of [AMOUNT 3] in addition to Employee's base salary. This bonus shall be paid pro-rata throughout each year of Employee's employment with Company.

          (c) On or about [DATE] the Company shall grant to Employee stock options to purchase up to [AMOUNT 4] shares of the common stock of the Company, $0.001 par value per share. The exercise price for the stock options granted to Employee shall be at least equal to the fair market value, as determined by the Board of Director, of the common stock of the Company on the date of grant of such option. The stock options shall be vested at the rate of 25% of the shares granted on each yearly anniversary of the option grant, commencing with the first such anniversary and conditioned on Employee's continued employment.

          (d) An additional [AMOUNT 5] stock options will be granted by Company to Employee upon his achievement of (milestone 1) [MILESTONE DESCRIPTION 1]. The exercise price for the stock options granted to Employee shall be at least equal to the fair market value, as determined by the Board of Directors, of the common stock of the Company on the date of grant of such option. These stock options shall be 100% vested upon the employees' successful completion of the milestone objective.

          (e) An additional [AMOUNT 6] stock options will be granted by Company to Employee upon his achievement of (milestone 2) [MILESTONE DESCRIPTION 2]. The exercise price for the stock options granted to Employee shall be at least equal to the fair market value, as determined by the Board of Directors, of the common stock of the Company on the date of grant of such option. These stock options shall be 100% vested upon the employees' successful completion of the milestone objective.

          (f) Employee shall be reimbursed for reasonable expenses, up to a maximum of [AMOUNT 7], associated with Employee's relocation to San Diego, California to work for Company. Reimbursable relocation expenses include moving company fees, transportation for Employee and Employee's family to San Diego, temporary housing and local transportation costs (e.g. car rental) in San Diego, and such other relocation-related costs as the Company and Employee agree shall be reimbursable.

          (g) During each of the first three months of this Agreement, the Company will provide to Employee a [AMOUNT 8] monthly allowance to offset Employee's anticipated additional housing and auto expenses.

          (h) Employee shall be entitled to participate in such employee benefit plans and to receive such other fringe benefits as are customarily afforded Company employees. Employee understands that, except when prohibited by applicable law, the Company's employee benefit plans and fringe benefits may be amended, enlarged, diminished or terminated by the Company from time to time, in its sole discretion.

          (i) Upon submission of itemized expense statements in the manner specified by Company, the Company will pay Employee's reasonable travel and other reasonable business expenses incurred by Employee in the furtherance of and in connection with Employee's employment hereunder.

          4.   Employee's Performance.

          (a) Employee shall use best efforts to perform assigned duties diligently, loyally, conscientiously, and with reasonable skill, and shall comply with all rules, procedures and standards promulgated from time to time by the Company. Among such rules, procedures and standards are those governing ethical and other professional standards for dealing with customers, government agencies, vendors, competitors, consultants, fellow employees, and the public-at-large; security provisions designed to protect Company property and the personal security of Company employees; rules respecting attendance, punctuality, and hours of work; and, rules and procedures designed to protect the confidentiality of the Company's proprietary/trade secret information. The Company agrees to make reasonable efforts to inform Employee of such rules, standards and procedures as are in effect from time to time.

          (b) Employee hereby represents and warrants (i) that Employee has the full right to enter into this Agreement and perform the services required of hereunder, without any restriction whatsoever, (ii) that in the course of performing services hereunder, Employee will not violate the terms or conditions of any agreement between Employee and any third party or infringe or wrongfully appropriate any patents, copyrights, confidential information, trade secrets or other intellectual property rights of any person or entity anywhere in the world., (iii) that listed on Attachment A to this Agreement are the names of all
                             ------------
third parties with whom Employee has entered into employment or employment confidentiality agreements, and (iv) Employee shall provide a copy of each such agreement referenced in subpart (iii) to Company.

          (c) While employed by the Company, Employee will not engage in other employment without the Company's consent, or engage in any activities determined by the Company to be detrimental to the best interests of the Company. Employee will refer to the Company, all corporate opportunities Employee learns of as a result of service of an employee of the Company.

          5. Company's Management Rights. The Company retains its full management prerogatives and discretion to manage and direct its business affairs, including the adoption, amendment or modification of research, development, production or marketing decisions as it sees fit, notwithstanding any individual interest in, or expectation, Employee may have regarding a particular business program or product.

          6. Nondisclosure of Confidential, Proprietary or Trade Secret Information. Employee acknowledges that during the term of this Agreement, Employee will receive and have access to confidential, proprietary and trade secret information concerning the Company. Confidential, proprietary and trade secret information is defined as any information, formula, process, pattern, program, device, method or technique, or any compilation of information that the Company designates as confidential, proprietary and/or as trade secrets. Information currently designated as confidential, proprietary and trade secret, includes any and all technical and nontechnical information including copyright, trade secrets, know-how, processes, software programs and formulae related to the current, future and proposed products and services of the Company, and includes, without limitation, its respective information concerning scientific matters, manufacturing operations and processes, compositions, ingredients, devices, methods, machinery, apparatus, tools, appliances, experiments, research, inventions, designs and drawings, plans, books, customers, suppliers, prices, costs, discounts, production, sales, inventories, properties, financial information, customer lists, business forecasts, marketing plans and any other information which if disclosed might be harmful or adverse to the interests of the Company. Information currently designated as confidential, proprietary or trade secret information also includes confidential, proprietary or trade secret information of any third party that may disclose such information to the Company or Employee in the course of Company's business. During employment under this Agreement and after termination of employment, Employee shall not, without prior written consent of the Company, publish or use or disclose to anyone other than authorized Company personnel, any of the Company's confidential, proprietary and/or trade secret information. Employee agrees to abide by Company policies and regulations for the protection of confidential, proprietary and trade secret information. Employee understands and agrees that the unauthorized disclosure or misuse of such confidential, proprietary or trade secret information could irreparably damage the Company and/or third parties dealing with the Company.

          7. No Solicitation of Customers or Employees. Employee acknowledges that the Company has invested substantial time, effort and expense in compiling its confidential, proprietary and trade secret information and in assembling its present staff of personnel. In order to protect the business value of the Company's confidential, proprietary and trade secret information, during Employee's employment with the Company and for one year immediately following the termination of that employment with the Company:

          (a) Employee agrees that all customers and all prospective customers, of the Company, that Employee has contact with during Employee's employment with the Company, shall be solely the customers of the Company.

          (b) Employee agrees not to, either directly or indirectly, solicit business, as to products or services competitive with those of the Company, from any of the Company's customers or prospective customers with whom Employee had contact during employment with the Company.

          (c) Employee agrees not to, directly or indirectly, induce or solicit any of the Company's employees to leave their employment with the Company.

          8. Inventions. Employee agrees that any and all inventions, ideas, techniques, methods, formulas, processes, developments and improvements which the Employee conceives, makes, or obtains during employment with the Company, either solely or in conjunction with others, and which result from any work performed by Employee for the Company or which relates to the Company's business, or actual or demonstrably anticipated research or development conducted by or for the Company, shall be the sole and exclusive property of the Company. Employee agrees to promptly disclose to the Company, in writing, the existence of any inventions, discoveries, or ideas that may be directly or indirectly useful in the Company's business, whether or not patentable, which Employee develops or conceives during the term of employment with Company, regardless of whether done alone or in conjunction with others and regardless of whether done during regular working hours. Employee hereby agrees to assign, shall assign, and hereby does assign to the Company, Employee's entire right, title and interest in such inventions, discoveries and ideas. Employee further agrees to execute all applications, assignments, contracts and other instruments, as the Company deems necessary to effectuate the intent of this section of the Agreement. The foregoing shall not apply to any inventions, discoveries or ideas that Employee has developed or conceived prior to becoming employed by Company. All such inventions, discoveries and ideas that Employee conceived prior to becoming employed by the Company, if any, have been listed by Employee in Attachment B to this Agreement. Similarly, the foregoing shall not
            ------------
apply to any inventions that qualify under section 2870 of the California Labor Code. Labor Code section 2870 pertains to inventions, discoveries or ideas developed entirely by Employee on Employee's own time without using the Company's equipment, supplies, facilities or trade secrets; provided that the inventions, discoveries or ideas do not relate to the Company's business or the actual or demonstrably anticipated research or development conducted by the Company, and further provided that such inventions, discoveries or ideas do not result from any work performed by Employee for the Company.

          9. Property of the Company. Employee agrees that all originals and all copies of all manuscripts, drawings, prints, manuals, diagrams, letters, notes, notebooks, reports, models, records, files, computerized data and programs, memoranda, plans, sketches and all other documents and materials containing, representing, evidencing, recordings, or constituting any Confidential Information (as those terms are defined in Section 6, above), however, and whenever produced (whether by Employee or others), shall be the sole property of the Company. Employee agrees that all such Confidential, Proprietary or Trade Secret Information and all other discoveries, inventions, ideas, concepts, research and other information, processes, products, methods and improvements, or parts thereof (including without limitation all inventions, discoveries, and innovations with regard to physics, chemistry, enzymology, biology, medicine, biotechnology, genetic engineering or recombinant DNA) conceived, developed, or otherwise made by Employee, alone or jointly with others and in any way relating to the Company's present or proposed technology projects, products, programs or services or to tasks assigned to Employee during the course of Employee's employment, whether or not patentable or subject to copyright protection and whether or not reduced to tangible form or reduced to practice during the period of Employee's employment with the Company, whether or not made during Employee's regular working hours, and whether or not made on the Company's premises, and whether or not disclosed by Employee to the Company (hereinafter referred to as "Developments") together with anything which embodies or emulates such Developments shall be the sole property of the Company. Except as provided in Section 8, Employee agrees to, and hereby does, assign to the Company all of Employee's right, title and interest throughout the world in and to all Developments and to anything tangible which evidences, incorporates, constitutes, represents or records any such Developments. Employee agrees that all such Developments shall constitute works made for hire under the copyright laws of the United States and does hereby assign and, to the extent any such assignment cannot be made at present, hereby agrees to assign to the Company all copyrights, patents and other proprietary rights Employee may have in any such Developments, together with the right to file for, and/or own wholly without restriction, United States and foreign patents, trademarks, and copyrights. Employee agrees to waive, and hereby does waive all proprietary rights in or to any Developments and, to the extent that such rights may not be waived as a matter of law, agrees not to assert such rights against the Company or its licensees, successors or assignees. Employee shall make and maintain adequate and current written records of all Developments, which records shall be available to and remain the property of the Company at all times. Employee shall disclose all Developments promptly, fully and in writing to the Company immediately upon production or development of the same and at any time upon request of the Company.

          10. Employee's Obligation to Cooperate. At the request of the Company, Employee will, at all times during Employee's employment and after termination of employment, execute all documents and perform all lawful acts which the Company considers necessary or advisable to secure its rights hereunder and to carry out the intent of this Agreement. Without limiting the generality of the foregoing, Employee will assist the Company in any reasonable manner to obtain for Company's own benefit, patents or copyrights in any and all countries with respect to all Inventions and Developments assigned to Company pursuant to Sections 8 and 9. Employee will execute, when requested, patent and other applications and assignments thereof to the Company, or persons designated by it, and any other lawful documents deemed necessary by the Company to carry out the purposes of this Agreement. Employee will further assist the Company in every way to enforce any patents and copyrights obtained, including, without limitation, testifying in any suit or proceeding involving any of said patents or copyrights or executing any documents deemed necessary by the Company, all without further consideration than provided for herein.

          11. Return of Property. Upon the termination of Employee's employment with the Company, or at any other time upon request of the Company, Employee shall promptly return any and all customer or prospective customer lists, other customer or prospective customer information or related materials, formulas, computer data and programs, specifications, drawings, blueprints, data storage devices, reproductions, sketches, notes, memoranda, reports, records, proposals, business plans, or copies of them, other documents, materials, tools, equipment, and all other property belonging to the Company or its customers which Employee then possesses. Employee further agrees, that upon termination of employment, Employee shall not take any documents or data of any description containing or pertaining to the Company's Confidential, Proprietary or Trade Secret Information or Developments, as those terms are defined in Sections 6 and 9. Upon leaving the Company's employment, Employee agrees to sign a Termination Certificate confirming that Employee has complied with the requirements of this Section of the Agreement and that Employee is aware that certain restrictions imposed by this Agreement continue after termination of Employee's employment. Employee further understands, however, that Employee's continuing obligations under this Agreement will continue even if Employee does not sign a Termination Certificate.

          12. Employee's Other Obligations. Employee acknowledges that the Company, from time to time, may have agreements with other persons, including the governments of the United States or other countries and agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work thereunder or regarding the confidential nature of such work. Employee agrees to be bound by all such obligations and restrictions and to take all action necessary to discharge the obligations of the Company thereunder.

          13. Termination. Employee's employment hereunder shall terminate upon the occurrence of any of the following events:

          (a)   The death or legal incapacity of Employee.

          (b) Written notice of termination from the Company to Employee as a result of Employee's incapacity or inability to further perform services as contemplated herein for a period aggregating 90 days or more within any six-month period, because Employee's physical or mental health has become so impaired as to make it impossible or impractical for Employee to perform the duties and responsibilities contemplated hereunder.

          (c) Written termination notice from the Company to Employee of Employee's employment termination by the Company for Cause (as hereafter defined). The Company shall have "Cause" for termination of Employee's employment if any of the following occur:

          i. Employee is convicted of, or pleaded guilty or nolo contenders to, any felony, or any lesser crime or offense having as its predicate element fraud or dishonesty;

          ii. Employee misappropriates, steals or converts any of the property of the Company;

          iii. Employee knowingly and willfully perpetrates any act or omission which submits the Company to criminal liability, or knowingly and willfully cause the Company to commit a material violation of local, state or federal laws, rules or regulations;

          iv.   Employee breaches any provision of this Agreement;

          v. Employee breaches any provision of any other agreement between Employee and the Company and such breach has a material adverse effect on the Company or any of its direct or indirect subsidiaries; or

          vi. Employee fails or refuses to perform assigned duties and such failure or refusal continues for a period of 10 days following written notice from the Company.

          (d) Written notice from the Company to Employee that Employee's employment is being terminated without cause; or

          (e) Employee's written notice of resignation to the Company. Employee agrees to provide Company with four weeks notice of employees' intent to resign and employees resignation shall not become effect until the end of that four week notice period unless employee and company mutually agree otherwise.

          14. Payment After Termination. Following termination of Employee's employment, all payments and benefits provided to Employee under this Agreement shall cease as of the date of such termination, except that in the event Employee's employment is terminated by the Company pursuant to Section 13(d), then for the "Severance Pay Period" (as hereafter defined): (i) the Company shall pay Employee severance pay according to Section 1, such payments to be made at the same time as Employee's salary otherwise would have been payable, and (ii) if and to the extent that following such termination of employment Employee and Employee's family members are eligible to continue to be covered under the Company's group health insurance plan in effect at the time of such termination of employment, if any, the Company shall pay the premiums for such insurance coverage on Employee's behalf to the same extent the Company paid those premiums during Employee's employment. The term "Severance Pay Period" shall mean the period commencing on the effective date of the termination of Employee's employment under Section 13(d) and ending on the earlier to occur of Employee's commencement of employment for another employer, or six months subsequent to the date of Employee's termination. During the "Severance Pay Period," Employee will be available to consult with the Company without the payment of additional compensation by the Company, and Employee will promptly notify the Company if Employee commences employment with another employer.

          15. Arbitration. Any controversy or claim arising out of or relating to this Agreement or the Company's employment of Employee (including, but not limited to claims arising under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the California Fair Employment and Housing Act, the California Labor Code, the California Constitution or any other federal, state or local statutes or common law) or any dispute arising out of the interpretation or application of this Agreement, which the Company and Employee are unable to resolve, shall be finally resolved and settled exclusively by arbitration in San Diego, California by a single arbitrator who is mutually selected by the Company and Employee. If the Company and Employee cannot agree upon an arbitrator, then each party shall choose its own independent representative and those independent representatives shall in turn choose the single arbitrator within thirty days of the date of the selection of the first independent representative. The Company and Employee severally recognize and consent to the jurisdiction over each of them by the courts of the state of California.

          16.  Miscellaneous.

          (a) Entire Agreement. This Agreement represents the Company's and Employee's entire understanding with respect to the subject matter contained in this Agreement and supersedes all previous understandings, written or oral between the Company and Employee concerning the subject matters of this Agreement. This Agreement may be amended or modified only with the signed written consent of both the Company and Employee. No oral waiver, amendment or modification shall be effective under any circumstances whatsoever.

          (b) Post-Employment Application of this Agreement. This Agreement (1) shall remain in effect after the termination of Employee's employment by the Company, regardless of the reason the employment relationship ends, (2) does not in any way restrict Employee's right, or the right of the Company, to terminate Employee's employment at will and at any time, for any reason or for no reason,
(3) inures to the benefits of successors and assigns of the Company, and (4) is binding upon Employee's heirs and legal representatives.

          (c) Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

          (d) Injunctive Relief. Employee recognizes that money damages alone would not adequately compensate the Company in event of any breach by Employee of Sections 6-12 of this Agreement . Therefore, Employee agrees that, in addition to all other remedies available to the Company at law, in equity, or otherwise, the Company shall be entitled to injunctive relief to restrain any breach of said Sections and to enforce the provisions hereof, without showing or proving any actual damage to the Company or posting any bond.

          (e) Non-Waiver. No failure by the Company to insist upon strict compliance with any of the terms, covenants, or conditions hereof, and no delay or omission by the Company in exercising any right under this Agreement, will operate as a waiver of such terms, covenants, conditions or rights. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

          (f) Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of California.

          (g) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (1) by personal delivery when delivered personally; (2) by overnight courier upon written verification of receipt; (3) by telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; or (4) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to the Employee shall be sent to the last known address in the Company's records or such other address as the Employee may specify in writing. Notices to the Company shall be sent to the Company's Chief Executive Officer to such other Company representative as the Company may specify in writing.

BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE READ ALL THE PROVISIONS OF THIS AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.

                                    [EMPLOYEE NAME]

[DATE]                              _________________________________

                                    _________________________________
                                    Employee's Signature
                                    [EMPLOYEE ADDRESS]

                                    Accepted
[DATE]                              SEQUENOM, INC.
                                    [BY]:
                                    _________________________________

                                    [TITLE]:

                                    _________________________________

ATTACHMENT A

LIST OF THE NAMES OF ALL THIRD PARTIES WITH WHOM EMPLOYEE HAS ENTERED INTO EMPLOYMENT OR EMPLOYMENT CONFIDENTIALITY AGREEMENTS, EMPLOYEE PRIOR TO BEGINNING EMPLOYMENT WITH COMPANY.


A. The following lists all are the names of all third parties with whom Employee has entered into employment or employment confidentiality agreements.


_____ [ADDITIONAL SHEETS ATTACHED]



[DATED]:_________________________


[EMPLOYEE]:______________________

ATTACHMENT B

LIST OF INVENTIONS, DISCOVERIES OR IDEAS DEVELOPED OR CONCEIVED
OF BY EMPLOYEE PRIOR TO BEGINNING EMPLOYMENT WITH COMPANY.

A. The following list describes all prior inventions, discoveries or ideas that are to be excluded from the Company's property as described in the Agreement on Competition, Confidentiality, Trade Secrets, Non-Solicitation and Inventions

[TITLE]                            [DATE]                  [IDENTIFYING NUMBER
                                                           OR BRIEF DESCRIPTION]

________________________________________________________________________________



          B. The following list describes all inventions, discoveries or ideas that are qualified fully under California Labor Code section 2870:



[TITLE]                            [DATE]                  [IDENTIFYING NUMBER
                                                           OR BRIEF DESCRIPTION]

________________________________________________________________________________


____ [NO INVENTIONS DISCOVERIES OR IDEAS]

____ [ADDITIONAL SHEETS ATTACHED]

____ [I AGREE TO KEEP THIS LIST CURRENT AT ALL TIMES]

[DATED]:____________________

[EMPLOYEE]:_________________

                                  Schedule A
                                  ----------

                         Form of Employment Agreement.
                         ----------------------------

--------------------------------------------------------------------------------------------------
Charlie Rodi     (S)1     (Title): Vice President, Molecular Biology
                          (Date): May 17, 1999
                 (S)2     (Title): Chief Science Officer
                          (Department Responsibilities): Molecular Biology Department
                          (Specific Responsibilities): assay development, automation, cost reduction, feasibility/pilot studies, development of new assay strategies
                          (Superior): Chief Science Officer
                 (S)3 (a) (Title): Vice President of Molecular Biology
                          (Amount 1): $140,000
                          (Amount 2): $30,000
                      (b) (Amount 3): $10,000
                      (c) (Date): May 15, 1999
                          (Amount 4): 30,000
                      (d) (Amount 5): 10,000
                          (Milestone Description 1): successful development of an automated assay development system for SNP scoring
                      (e) (Amount 6): 10,000
                          (Milestone Description 2): reduce analysis cost per genotype three-fold from current cost levels
                      (f) (Amount 7): $50,000
                      (g) (Amount 8): $1,500
                 Signature Block
                          (Date): 5/18/99
                          (Employee Name): /s/ - Charles P. Rodi
                          (Employee Address): 6632 Antigua, San Diego, CA 92124
                          (Date): [blank]
                          (By): /s/ - Hubert Koster
                          (Title): President and CEO
                 Attachment A
                      (A.): None
                          (Additional Sheets): [blank]
                          (Dated): 5/18/99
                          (Employee) /s/ - Charles P. Rodi
                 Attachment B
                      (A) (Title): [blank]
                          (Date): [blank]
                          (Identifying Number or Brief Description): [blank]
                      (B) (Title): [blank]
                          (Date): [blank]
                          (Identifying Number or Brief Description): [blank]
                          (No Inventions, discoveries or ideas): checked
                          (Additional Sheets Attached): [blank]
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                          (I agree to keep this list current at all times): [blank]
                          (Dated): 5/18/99
                          (Employee): /s/ - Charles P. Rodi
--------------------------------------------------------------------------------------------------
Steve Zaniboni   (S)1     (Title): Chief Financial Officer
                          (Date): April 1, 1999
                 (S)2     (Title): Chief Executive Officer
                          (Department Responsibilities): Financial Operation of Sequenom
                          (Specific Responsibilities): Second Geschaefts-fuehrer of the
                  Hamburg location
                          (Superior): Chief Executive Officer
                 (S)3 (a) (Title): Chief Financial Officer
                          (Amount 1): $195,000
                          (Amount 2): n/a
                      (b) (Amount 3): $10,000
                      (c) (Date): 4/01/99
                          (Amount 4): 210,000
                      (d) (Amount 5): n/a
                          (Milestone Description 1): n/a
                      (e) (Amount 6): n/a
                          (Milestone Description 2): n/a
                      (f) (Amount 7): n/a
                      (g) (Amount 8): n/a
                 Signature Block
                          (Date): 9/10/99
                          (Employee Name): /s/ - Steve Zaniboni
                          (Employee Address): 12726 Chandon Court, San Diego, CA
                          (Date): 9/21/99
                          (By): /s/ - Hubert Koster
                          (Title): President and CEO
                 Attachment A
                       (A): [blank]
                          (Additional Sheets): [blank]
                          (Dated): [blank]
                          (Employee): [blank]
                 Attachment B
                      (A) (Title): [blank]
                          (Date): [blank]
                          (Identifying Number or Brief Description): [blank]
                      (B) (Title): [blank]
                          (Date): [blank]
                          (Identifying Number or Brief Description): [blank]
                          (No Inventions, discoveries or ideas): [blank]
                          (Additional Sheets Attached): [blank]
                          (I agree to keep this list current at all times): [blank]
                          (Dated): [blank]
                          (Employee): [blank]
--------------------------------------------------------------------------------------------------
                                       2

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

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
Toni Schuh       (S)1     (Title): Executive Vice President of Business Development and
                 Marketing
                          (Date): May 1, 1999
                 (S)2     (Title): Chief Executive Officer
                          (Department Responsibilities): Business Development and
                 Marketing
                          (Specific Responsibilities): n/s
                          (Superior): Chief Executive Officer
                 (S)3 (a) (Title): Executive Vice President of Business Development and
                 Marketing
                          (Amount 1): $195,000
                          (Amount 2): n/a
                      (b) (Amount 3): $10,000
                      (c) (Date): May 1, 1999
                          (Amount 4): 280,000
                      (d) (Amount 5): n/a
                          (Milestone Description 1): n/a
                      (e) (Amount 6): n/a
                          (Milestone Description 2): n/a
                      (f) (Amount 7): n/a
                      (g) (Amount 8): n/a
                 Signature Block
                          (Date): 9/10/99
                          (Employee Name): /s/ - Toni Schuh
                          (Employee Address): 12529 -A El Camino Real, San Diego,
                 CA 92130
                          (Date): 9/21/99
                          (By): Hubert Koster
                          (Title): President and CEO
                 Attachment A
                       (A): [blank]
                          (Additional Sheets): 0
                          (Dated): 9/10/99
                          (Employee): /s/ - Toni Schuh
                 Attachment B
                      (A) (Title): [blank]
                          (Date): [blank]
                          (Identifying Number or Brief Description): [blank]
                      (B) (Title): [blank]
                          (Date): [blank]
                          (Identifying Number or Brief Description): [blank]
                          (No Inventions, discoveries or ideas): 0
                          (Additional Sheets Attached): 0
                          (I agree to keep this list current at all times): [checked]
                          (Dated): 9/10/99
                          (Employee): /s/ - Toni Schuh
--------------------------------------------------------------------------------------------------
                                       3
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

--------------------------------------------------------------------------------------------------
Delbert Foit, Jr.  (S)1     (Title): Chief Operating Officer
                            (Date): April 5, 1999
                   (S)2     (Title): Chief Executive Officer
                            (Department Responsibilities): facilities at the San Diego and
                   Hamburg sites, the  manufacturing operations (currently only in San Diego), operations of the Automated Process Lines in San Diego and Hamburg, contract manufacturing if needed, external relationships, securing raw materials, customer support, information technology, and on-site intranet system administration
                            (Specific Responsibilities): structuring and making operational various business units
                            (Superior): Chief Executive Officer
                   (S)3 (a) (Title): Chief Operating Officer
                            (Amount 1): $180,000
                            (Amount 2): n/a
                        (b) (Amount 3): $10,000
                        (c) (Date): April 5, 1999
                            (Amount 4): 100,000
                        (d) (Amount 5): n/a
                            (Milestone Description 1): n/a
                        (e) (Amount 6): n/a
                            (Milestone Description 2): n/a
                        (f) (Amount 7): $50,000
                        (g) (Amount 8): $1,000
                   Signature Block
                            (Date): March 26, 1999
                            (Employee Name): /s/ - Delbert Foit, Jr.
                            (Employee Address): 195 Mont Blanc Court, Danville, CA  94526
                            (Date): [blank]
                            (By): Hubert Koster
                            (Title): President and CEO
                   Attachment A
                        (A): 1. Roche Diagnostics Corporation, dated October 9, 1992 (signed as Microgenics Corp, wholly owned subsidiary of Boehringer Mannheim
                   Corporation); 2. Ortho Diagnositics Systems, A member of Johnson and
                   Johnson Family of Companies, dated, November 1974
                            (Additional Sheets): [blank]
                            (Dated): 3/26/99
                            (Employee): /s/ - Delbert Foit, Jr.
                   Attachment B
                        (A) (Title): [blank]
                            (Date): [blank]
                            (Identifying Number or Brief Description): [blank]
                        (B) (Title): [blank]
                            (Date): [blank]
                            (Identifying Number or Brief Description): [blank]
--------------------------------------------------------------------------------------------------
                                       4
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

--------------------------------------------------------------------------------------------------
                            (No Inventions, discoveries or ideas): [checked]
                            (Additional Sheets Attached): [blank]
                            (I agree to keep this list current at all times): [checked]
                            (Dated): 3/26/99
                            (Employee): /s/ - Delbert Foit, Jr.
--------------------------------------------------------------------------------------------------
Paul Heaney        (S)1     (Title): Vice President of R&D/Advanced Systems Technologies
                            (Date): May 12, 1999
                   (S)2     (Title): Chief Science Officer
                            (Department Responsibilities): development of automated systems for nanoliter reactions, new mass spectrometer instrumentation, and integrated system solutions
                            (Specific Responsibilities): n/a
                            (Superior): Chief Science Officer
                   (S)3 (a) (Title): Vice President of R&D/Advanced Systems Technologies
                            (Amount 1): $175,000
                            (Amount 2): $15,000
                        (b) (Amount 3): $10,000
                        (c) (Date): May 15, 1999
                            (Amount 4): 50,000
                        (d) (Amount 5): 25,000
                            (Milestone Description 1): development of nanoliter Mass Array system for SNP analysis miniturizing sample prep and enzymatic reactions suitable for mass spec analysis
                        (e) (Amount 6): 25,000
                            (Milestone Description 2: development of a prototype of a robust
                   Array Mass Spectrometer for high throughput biopolymer analysis using UV and IR mass technology
                        (f) (Amount 7): $50,000
                        (g) (Amount 8): n/a
                   Signature Block
                            (Date): 5/13/99
                            (Employee Name): /s/ - Paul Heaney
                            (Employee Address): 19 Spyglass Rd., Skillman, NJ  08558
                            (Date): [blank]
                            (By): /s/ - Hubert Koster
                            (Title): President and CEO
                   Attachment A
                          (A): No other agreements
                            (Additional Sheets): 0
                            (Dated): [blank]
                            (Employee): /s/ - Paul Heaney
                   Attachment B
                        (A) (Title): [blank]
                            (Date): [blank]
                            (Identifying Number or Brief Description): [blank]
                        (B) (Title): [blank]
--------------------------------------------------------------------------------------------------
                                       5
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

--------------------------------------------------------------------------------------------------
                            (Date): [blank]
                            (Identifying Number or Brief Description): [blank]
                            (No Inventions, discoveries or ideas): [checked]
                            (Additional Sheets Attached): [blank]
                            (I agree to keep this list current at all times): [blank]
                            (Dated): 5/13/99
                            (Employee): /s/ - Paul Heaney
--------------------------------------------------------------------------------------------------
                                       6
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